Rule 497(E)-File Nos. 33-6540 and 811-5033

                                                                   Statement of
                                                         Additional Information
LANDMARK U.S. GOVERNMENT INCOME FUND                              April 3, 1995
LANDMARK INTERMEDIATE INCOME FUND                    AS AMENDED JANUARY 2, 1996
(Members of the LandmarkSM Family of Funds)                CLASS A AND B SHARES


     Each of Landmark U.S. Government Income Fund (the "Government Income Fund") and Landmark Intermediate Income Fund (the "Intermediate Income Fund", and together with the Government Income Fund, the "Funds") is a series of Landmark Fixed Income Funds (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679. The Trust invests all of the investable assets of the Government Income Fund in the Government Income Portfolio (the "Portfolio"), which is a separate series of The Premium Portfolios (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                        Page

The Funds                                                  2
Investment Objectives, Policies and Restrictions           3
Performance Information                                   21
Determination of Net Asset Value;                         23
      Valuation of Securities;
      Additional Purchase and Redemption Information
Management                                                25
Portfolio Transactions                                    36
Description of Shares, Voting Rights and Liabilities      38
Certain Additional Tax Matters                            40
Independent Accountants and Financial Statements          42
Appendix A                                                43

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated April 3, 1995, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Funds' Distributor (see inside back cover for address and phone number).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE FUNDS

     Landmark Fixed Income Funds (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 23, 1986. The Trust was known as "Landmark U.S. Government Income Fund" until its name was changed effective June 11, 1992. This Statement of Additional Information describes Landmark U.S. Government Income Fund and Landmark Intermediate Income Fund, each of which is a separate series of the Trust. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated April 3, 1995, of the Trust by which shares of the Funds are offered.

     The Trust seeks the investment objectives of the Government Income Fund by investing all of its investable assets in Government Income Portfolio (the "Portfolio"). The Portfolio is a series of The Premium Portfolios (the "Portfolio Trust") and is an open-end, diversified management investment company. The Portfolio has the same investment objectives and policies as the Government Income Fund. Because the Government Income Fund invests through the Portfolio, all references in this Statement of Additional Information to the Government Income Fund include the Portfolio, except as otherwise noted. In addition, references to the Trust, insofar as they relate to the Government Income Fund, also include the Portfolio Trust, except as otherwise noted.

     Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to the Intermediate Income Fund and the Portfolio. The Adviser manages the investments of the Intermediate Income Fund and the Portfolio from day to day in accordance with such Fund's and the Portfolio's investment objectives and policies. The selection of investments for the Intermediate Income Fund and the Portfolio and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

     The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Administrator"), the administrator of each Fund, and Signature Financial Group (Cayman) Ltd. ("SFG"), either directly or through a wholly-owned subsidiary, the administrator of the Portfolio (the "Portfolio Administrator"), supervise the overall administration of each Fund and the Portfolio, respectively. The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Funds and the Portfolio, respectively. Shares of the Funds are continuously sold by LFBDS, the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"). Shares of each Fund are sold at net asset value, plus, in the case of Class A Shares, a sales charge that may be reduced on purchases involving substantial amounts and that may be eliminated in certain circumstances. LFBDS receives a distribution fee from each Fund pursuant to a Distribution Plan adopted with respect to each class of shares of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). LFBDS also receives a service fee from the assets of each Fund represented by Class B shares pursuant to the Distribution Plan adopted with respect to the Class B shares of the Funds.

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

     The investment objectives of LANDMARK U.S. GOVERNMENT INCOME FUND are to generate current income and preserve the value of its shareholders' investment.

     The investment objectives of LANDMARK INTERMEDIATE INCOME FUND are to generate a high level of current income and preserve the value of its shareholders' investment.

     The investment objective of each Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

     The Prospectus contains a discussion of the various types of securities in which each Fund and the Portfolio may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of each Fund.

     The Trust may withdraw the investment of Government Income Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Government Income Fund to do so. Upon any such withdrawal, the Government Income Fund's assets would continue to be invested in accordance with the investment policies described herein with respect to that Fund. The policies described below are not fundamental and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

     Each of the Funds may invest in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government. The Government Income Fund invests only in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government.

     The debt obligations in which assets of the Funds are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities. The Government Income Fund may only invest in obligations issued or guaranteed by U.S. Government agencies if such obligations are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, e.g., direct pass-through certificates of the Government National Mortgage Association.

     When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

     Although U.S. Government obligations which are purchased for the Funds may be backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, shares of the Funds are neither insured nor guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

REPURCHASE AGREEMENTS

     Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

FUTURES CONTRACTS

     A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

     While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin". The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market", and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

     A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

     Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

     Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the
Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

     In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

     Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

     CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

     Each Fund will comply with this CFTC requirement, and each such Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by each Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

     The ability of a Fund to engage in futures transactions may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months. In addition, the use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters".

WHEN-ISSUED SECURITIES

     Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, a Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

SECURITIES OF NON-U.S. ISSUERS

     The Intermediate Income Fund may invest in securities of non-U.S. issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

     It is the Trust's policy to invest not more than 5% of the Intermediate Income Fund's assets in closed-end investment companies which primarily hold foreign securities. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. The Trust may invest a portion of the Intermediate Income Fund's assets in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The Trust's policy is not to invest more than 50% of the Intermediate Income Fund's assets in the securities of foreign issuers. It is the intention of the Trust to limit the Intermediate Income Fund's investments in non-U.S. obligations to securities rated A or better and unrated securities which, in the opinion of the Adviser, are of comparable quality to such rated securities.

     The Intermediate Income Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

CURRENCY EXCHANGE TRANSACTIONS

     Because the Intermediate Income Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest and sale proceeds in currencies other than the U.S. dollar, that Fund may enter into currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Intermediate Income Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies. The Intermediate Income Fund may also enter into currency hedging transactions in an attempt to protect the value of its assets as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Intermediate Income Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of non-U.S. currencies into U.S. dollars on a daily basis.) It is not intended that the Intermediate Income Fund speculate in currency exchange rates or forward contracts.

     The Intermediate Income Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Intermediate Income Fund desire to resell that currency to the dealer.

     A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

     When the Intermediate Income Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Intermediate Income Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Intermediate Income Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of its respective securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. The Intermediate Income Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts obligates the Fund to deliver an amount of non-U.S. currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Intermediate Income Fund will be served.

     The Intermediate Income Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Intermediate Income Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

     It is impossible to forecast with precision the market value of the Intermediate Income Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the Intermediate Income Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

     The Intermediate Income Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

     The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Intermediate Income Fund from purchases of non-U.S. currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Intermediate Income Fund could sustain losses on transactions in non-U.S. currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

     The Intermediate Income Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objectives. For example, where the Intermediate Income Fund anticipates a decline in the value of the U.S. dollar value of a non-U.S. security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a non-U.S. security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Intermediate Income Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Intermediate Income Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Put and call options on non-U.S. currencies written by the Intermediate Income Fund will be covered by segregation of cash, short-term money market instruments or high quality debt securities in an account with the custodian in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the
counterparty   with  which,  the  option  is  traded  and  applicable  laws  and regulations.

     The Intermediate Income Fund's dealings in non-U.S. currency contracts are limited to the transactions described above. As stated above, the Government Income Fund will not deal in such contracts. Of course, the Intermediate Income Fund is not required to enter into such transactions and does not do so unless deemed appropriate by the Adviser. It should also be realized that these methods of protecting the value of the Intermediate Income Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

     The Intermediate Income Fund has established procedures consistent with policies of the SEC concerning forward contracts. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Intermediate Income Fund is expected always to have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk.

SHORT SALES "AGAINST THE BOX"

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each of the Funds, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

     The Funds do not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     The Adviser does not expect that more than 40% of each Fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

CORPORATE ASSET-BACKED SECURITIES

     As described in the Prospectus, certain of the Intermediate Income Fund's assets may be invested in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, including but not limited to credit card and automobile loan receivables, representing the obligations of a number of different parties.

     Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the assets backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities, weighted average life and may lower their return.

     Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. No additional or separate fees will be paid for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. It is intended that no more than 5% of the Intermediate Income Fund's total assets would be invested in corporate asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS

     As described in the Prospectus, a portion of each Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities; provided, however, that, in the case of the Government Income Fund, the CMOs are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage
Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Each of the Funds may also invest a portion of the their assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets; provided, however, that, in the case of the Government Income Fund, the Mortgage Assets are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by a Fund would exceed 30% of the value of its total assets.

RULE 144A SECURITIES

     Each of the Funds may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Intermediate Income Fund will not invest more than 15% of its net assets in illiquid investments, and the Government Income Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trust determine, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor each Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The Trust, on behalf of the Funds, and the Portfolio Trust, on behalf of the Portfolio, have each adopted the following policies which may not be changed with respect to either Fund or the Portfolio without approval by holders of a majority of the outstanding voting securities of that Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the respective Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the respective Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


     Neither of the Funds nor the Portfolio may:

     (1) Borrow money or pledge, mortgage or hypothecate assets of the Fund or Portfolio, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the Fund's or the Portfolio's net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed for the Fund or Portfolio only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter.

     (2) Purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained for the Fund or Portfolio as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund or Portfolio in connection with the purchase, ownership, holding or sale of futures contracts.

     (3) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or (ii) the writing, purchase, ownership, holding or sale of futures contracts.

     (4) Underwrite securities issued by other persons except insofar as either the Trust or the Portfolio Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security (provided, however, that the Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio")).

     (5) Make loans to other persons except (a) through the lending of the Fund's or Portfolio's securities and provided that any such loans not exceed 30% of a Fund's or Portfolio's total assets, as the case may be (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations (and, in the case of the Intermediate Income Fund, provided that not more than 15% of the total assets of the Fund, as the case may be, will be invested in repurchase agreements maturing in more than seven days), or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

     (6) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts) in the ordinary course of business (the Trust and Portfolio Trust reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or Portfolio).

     (7) With respect to the Government Income Fund or the Portfolio, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund or Portfolio, except that all of the assets of the Government Income Fund may be invested in a Qualifying Portfolio.

     (8) With respect to 75% of the assets of the Intermediate Income Fund, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that all of the assets of the Fund may be invested in a Qualifying Portfolio.

     (9) With respect to the Government Income Fund or the Portfolio, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the assets of the Fund or Portfolio (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); provided that for purposes of this restriction the issuer of a futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that all of the assets of the Government Income Fund may be invested in a Qualifying Portfolio.

     (10) With respect to 75% of the assets of the Intermediate Income Fund, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the assets of the Fund (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); provided that for purposes of this restriction the issuer of a futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that all of the assets of the Fund may be invested in a Qualifying Portfolio.

     (11) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund or Portfolio (taken at market value), is held as collateral for such sales at any one time.

     (12) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the investment objective of the Fund or Portfolio up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that all of the assets of the Fund may be invested in a Qualifying Portfolio.

     (13) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     The Trust, with respect to the Government Income Fund, and the Portfolio Trust, with respect to the Portfolio, have each also adopted a policy which is fundamental and which provides that all of the assets of the Government Income Fund or Portfolio will be invested in obligations that are backed by the full faith and credit of the U.S. Government except that all of the assets of the Government Income Fund may be invested in a Qualifying Portfolio all of whose assets will be invested in obligations that are backed by the full faith and credit of the U.S. Government. This policy is not intended to prohibit the use of futures contracts on fixed income securities by the Government Income Fund. Investment Restriction (11) above applies only to short sales of or short positions in securities, and does not prevent the writing, purchase, ownership, holding or sale of futures contracts.

NON-FUNDAMENTAL RESTRICTIONS

     As a non-fundamental policy, the Trust, on behalf of either Fund, and the Portfolio Trust on behalf of the Portfolio, will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 15% of the Fund's or Portfolio's net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days).

STATE AND FEDERAL RESTRICTIONS

     In order to comply with certain state and federal statutes and policies, the Trust, on behalf of each Fund, and the Portfolio Trust, on behalf of the Portfolio, will not, as a matter of operating policy:

     (i) borrow money for any purpose in excess of 10% of the total assets of the Fund or Portfolio (taken at cost) (moreover, the Trust or Portfolio Trust will not purchase any securities for the Fund or Portfolio at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, as the case may be (taken at market value)),

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or Portfolio (taken at market value), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction,

     (iii) sell any security which the Fund or Portfolio does not own unless by virtue of the ownership of other securities there is at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions,

     (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in a Qualifying Portfolio,

     (v) purchase securities issued by any registered investment company, except that all of the assets of the Fund may be invested in a Qualifying Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, will not purchase the securities of any registered investment company (other than a Qualifying Portfolio in which all the assets of the Fund are invested) if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or Portfolio (taken in each case at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund or Portfolio (the Portfolio Trust, on behalf of the Portfolio, shall not purchase securities issued by any open-end investment company),

     (vi) invest more than 10%, in the case of the Government Income Fund and the Portfolio, or 15%, in the case of the Intermediate Income Fund, of the net assets of the Fund (for the Government Income Fund or the Portfolio, taken at the greater of cost or market value, and for the Intermediate Income Fund, taken at market value) in securities that are not readily marketable,

     (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund or Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that all of the assets of the Fund may be invested in a Qualifying Portfolio and except that Futures Contracts shall not be subject to this restriction,

     (viii) invest more than 5% of the assets of the Fund or Portfolio in companies which, including predecessors, have a record of less than three years' continuous operation, except that all of the assets of the Fund may be invested in a Qualifying Portfolio, or

     (ix) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     These policies are not fundamental and may be changed by the Trust with respect to a Fund or the Portfolio Trust with respect to the Portfolio without approval of its shareholders (or holders of beneficial interests) in response to changes in the various state and federal requirements.

PERCENTAGE AND RATING RESTRICTIONS

     If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for a Fund is not considered a violation of policy.

                           3. PERFORMANCE INFORMATION

     A total rate of return quotation for a Fund is calculated for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value per share would be reduced if the maximum sales charge were taken into account.

     Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.

     Set forth below is total rate of return information for the Class A shares of the Government Income Fund and the Intermediate Income Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested, and that at the beginning of such periods the maximum sales charge of 1.50% had been applicable to purchases of shares of the Government Income Fund and that the maximum sales charge of 4.00% had been applicable to purchases of shares of the Intermediate Income Fund.

                                 Class A Shares
                                                            REDEEMABLE VALUE
                                                            OF A HYPOTHETICAL
                                                            $1,000 INVESTMENT
                                       ANNUALIZED TOTAL     AT THE  END OF THE
PERIOD                                 RATE OF RETURN       PERIOD



GOVERNMENT INCOME FUND
September 8,1986 (commencement of       5.88%               $1,608.24
  operations)to December 31, 1994
Five years endedDecember 31, 1994       5.89%               $1,331.05
One year ended December 31, 1994        (3.18)%             $  968.19


INTERMEDIATE INCOME FUND
June 25, 1993 (commencement of
  operations) to December 31, 1994      (3.70)%             $  944.45

One year ended December 31, 1994        (8.30)%             $  917.04



     The annualized yields of the Class A shares of the Government Income Fund and the Intermediate Income Fund for the 30-day period ended December 31, 1994 were, respectively, 6.80% and 6.57%.

     Comparative performance information may be used from time to time in advertising shares of the Funds, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Funds may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Funds may refer to or discuss current or past economic or financial conditions, developments and events. The Intermediate Income Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non-U.S. investments.

                4. DETERMINATION OF NET ASSET VALUE; VALUATION OF
           SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The net asset value of each share of each class of each Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of shares of a Fund (including in the case of Government Income Fund its interest in the Portfolio), then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of each class of each Fund's shares can be expected to differ because the Class B shares bear higher expenses than Class A shares. The net asset value per share of each class of shares is effective for orders received and accepted by the Distributor prior to its calculation.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Government Income Fund is determined. The net asset value of the Government Income Fund's investment in the Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

     Bonds and other fixed income securities (other than short-term obligations) held for each Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures Contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

     Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

     Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

     Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption or repurchase price of shares of the Funds or of beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

     The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Fund or the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

LETTER OF INTENT

     If an investor anticipates purchasing at least the minimum amount of Class A shares of any Fund required for a volume discount as described in the Prospectus, either alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent on the terms described below. Subject to acceptance by the Distributor and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his or her Shareholder Servicing Agent must inform the Distributor that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, an increased sales charge will apply as described below. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter is applied only to new purchases. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent must be accompanied by a written statement from the Shareholder Servicing Agent stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent are deducted from the total purchases made under such Letter of Intent.

     If the investment specified in the Letter of Intent is not completed (either prior to or by the end of the 13-month period), the Shareholder Servicing Agent will redeem, within 20 days of the expiration of the Letter of Intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the Letter of Intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the Letter of Intent, the shareholder irrevocably appoints the Shareholder Servicing Agent his or her attorney to surrender for redemption any or all shares purchased under the Letter of Intent with full power of substitution in the premises.

RIGHT OF ACCUMULATION

     A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the Landmark Funds, reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a Government Income Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of a Fund, the sales charge for the $50,000 purchase would be at the rate of 1.00% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

                                  5. MANAGEMENT

     The Trustees and officers of the Trusts and the Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

H.B. ALVORD -- Treasurer-Tax Collector, County of Los Angeles (retired,
March, 1984); Chairman, certain registered investment companies in the 59 Wall Street funds group. His address is P.O. Box 1812, Pebble Beach, California.

PHILIP W. COOLIDGE* -- President of the Trust and the Portfolio Trust;
Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

RILEY C. GILLEY -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R.  HARRINGTON --  Professor,  Babson  College  (since  September,  1993);
Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September, 1993); Consultant to PanAgora Asset Management (since 1994). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Manager, Rockefeller & Co. (March, 1988 to July,
1990); Trustee, Mainstay Institutional Funds (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR. -- Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

DONALD B. OTIS -- Director of Investor Relations, International Business Machines Corporation (retired February, 1982). His address is 6300 Midnight Pass Road, Sarasota, Florida.

E. KIRBY WARREN -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978-1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR. -- Vice President-Investments, Sun Company, Inc.
(retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV -- Chairman and Director, Catalyst, Inc. (Management Consultants)(since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants)(June, 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management
Consultants)(since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE* -- President of the Trust and the Portfolio Trust;
Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm)(since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

WALTER E. ROBB, III -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (corporate financial advisers) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

OFFICERS OF THE TRUSTS AND THE PORTFOLIO TRUST

PHILIP W. COOLIDGE* -- President of the Trust and the Portfolio Trust;
Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

DAVID G. DANIELSON* -- Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Manager, Signature Financial Group, Inc. (since May, 1991); Graduate Student, Northeastern University (April, 1990 to March, 1991).

JOHN R. ELDER* -- Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March, 1995).

LINDA T. GIBSON* -- Assistant Secretary of the Trust and the Portfolio
Trust; Legal Counsel, Signature Financial Group, Inc. (since June, 1991); Law Student, Boston University School of Law (September, 1989 to May, 1992); Product Manager, Signature Financial Group, Inc. (January, 1989 to September, 1989).

SUSAN JAKUBOSKI* -- Vice President, Assistant Treasurer and Assistant
Secretary of the Portfolio Trust (since August, 1994); Manager, Signature Financial Group (Cayman) Ltd. (since August, 1994); Senior Fund Administrator, Signature Financial Group, Inc. (since August, 1994); Assistant Treasurer, Signature Broker-Dealer Services, Inc. (since September, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994); Senior Fund Accountant, Neuberger & Berman Management, Inc. (from February, 1988 to November, 1990); Customer Service Representative, I.B.J. Schroder (prior to
1988). Her address is Elizabethan Square, George Town, Grand Cayman, Cayman Islands, BWI.

JAMES S. LELKO, JR.* -- Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Manager, Signature Financial Group, Inc. (since January, 1993); Senior Tax Compliance Accountant, the Putnam Companies (September, 1988 to December, 1992).

THOMAS M. LENZ* -- Secretary of the Trust and the Portfolio Trust; Vice President and Associate General Counsel, Signature Financial Group, Inc. (since November, 1989); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since February, 1991); Attorney, Ropes & Gray (September, 1984 to November,
1989).

MOLLY S. MUGLER* -- Assistant Secretary of the Trust and the Portfolio
Trust; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since December, 1988); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

BARBARA M. O'DETTE* -- Assistant Treasurer of the Trust and the Portfolio Trust; Assistant Treasurer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

ANDRES E. SALDANA* -- Assistant Secretary of the Trust and the Portfolio Trust; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992).

DANIEL E. SHEA* -- Assistant Treasurer of the Trust and the Portfolio
Trust; Assistant Manager of Fund Administration, Signature Financial Group, Inc. (since November, 1993); Supervisor and Senior Technical Advisor, Putnam Investments (prior to 1990).

     The Trustees and officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which LFBDS, SFG or their affiliates serve as the distributor or administrator.

     As of February 28, 1995, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Funds. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates, as Shareholder Servicing Agents of the Funds for the accounts of their respective clients.

     The Declaration of Trust of each of the Trust and the Portfolio Trust provides that each of the Trust and the Portfolio Trust, respectively, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

     Citibank manages the assets of the Intermediate Income Fund and the Portfolio pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees of the Trust or the Portfolio Trust, as the case may be, may determine, the Adviser manages the securities of the Intermediate Income Fund and the Portfolio and makes investment decisions for the Intermediate Income Fund and the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Intermediate Income Fund's and the Portfolio's investments and effecting securities transactions for the Intermediate Income Fund and the Portfolio. The Portfolio's Advisory Agreement will continue in effect until September 15, 1995 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement of the Intermediate Income Fund will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Intermediate Income Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust or the Portfolio Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the Intermediate Income Fund or Portfolio or by a vote of a majority of the Board of Trustees of the Trust or Portfolio Trust, as appropriate, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Intermediate Income Fund or Portfolio, as the case may be, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements. For the fiscal year ended August 31, 1992, the fee payable to the Adviser from the Government Income Fund under a prior investment advisory agreement between the Government Income Fund and the Adviser was $135,486 (of which $127,843 was voluntarily waived). For the fiscal year ended August 31, 1993, the fee payable to the Adviser from the Government Income Fund under such prior investment advisory agreement was $213,869 (of which $134,725 was voluntarily waived). For the four-month period ended December 31, 1993, the fee payable to the Adviser from the Government Income Fund under the prior advisory agreement was $96,878 (of which $61,193 was voluntarily waived). For the four month period ended April 30, 1994, the fee payable from the Government Income Fund to the Adviser under a prior advisory agreement was $93,572 (of which $67,712 was voluntarily waived). For the period from May 1, 1994 to December 31, 1994, the fee payable to the Adviser under the Portfolio's Advisory Agreement was $148,797. For the period June 25, 1993 (commencement of operations) to December 31, 1993 and for the fiscal year ended December 31, 1994, the fees payable from the Intermediate Income Fund to the Adviser under its Advisory Agreement were $115,175 (of which $53,119 was waived) and $186,301 (of which $120,645 was voluntarily waived), respectively.

ADMINISTRATOR

     Pursuant to administrative services agreements (the "Administrative Services Agreements"), LFBDS and SFG provide the Trust and the Portfolio Trust, respectively, with general office facilities and LFBDS and SFG supervise the overall administration of the Trust or the Portfolio Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trust or the Portfolio Trust to serve as Trustees and officers of the Trust and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trust and the Portfolio Trust, may be directors, officers or employees of LFBDS, SFG or their affiliates.

     The Prospectus contains a description of the fees payable to the Administrator and the Portfolio Administrator under the Administrative Services Agreements. For the fiscal year ended August 31, 1992, the fee payable to LFBDS from the Government Income Fund under a prior administrative services agreement was $38,710 (of which $32,313 was voluntarily waived). For the fiscal year ended August 31, 1993, the fee payable to LFBDS from the Government Income Fund under the Administrative Services Agreement and a prior administrative services agreement with the Trust was $122,210 (of which $33,344 was voluntarily waived). For the four-month period ended December 31, 1993, the fee payable to LFBDS from the Government Income Fund under the Administrative Services Agreement was $55,359 (of which $12,386 was voluntarily waived). For the four month period ended April 30, 1994 and for the period from May 1, 1994 to December 31, 1994, the fees payable to LFBDS from the Government Income Fund under the Administrative Services Agreement were $53,470 (of which $15,652 was voluntarily waived) and $62,191 (of which $60,059 was voluntarily waived), respectively. For the period from May 1, 1994 to December 31, 1994 the fee payable to SFG from the Portfolio under the Administrative Services Agreement with the Portfolio Trust was $21,257 (of which $1,583 was voluntarily waived). For the period from June 25, 1993 (commencement of operations) to December 31, 1993 and for the fiscal year ended December 31, 1994, the fees payable to LFBDS from the Intermediate Income Fund were $65,815 (of which $35,202 was voluntarily waived) and $106,458 (of which $37,176 was voluntarily waived), respectively.

     The Administrative Services Agreement with the Trust acknowledges that the names "Landmark" and "Landmark Funds" are the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of the Trust, the Trust would change its name and the name of the Funds so as to delete the word "Landmark" or the words "Landmark Funds". The Administrative Services Agreement with the Trust also provides that LFBDS may render administrative services to others and may permit other investment companies to use the word "Landmark" or the words "Landmark Funds" in their names.

     The Administrative Services Agreement with the Trust continues in effect with respect to each Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither LFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

     The Administrative Services Agreement with the Portfolio Trust provides that SFG may render administrative services to others. The Administrative Services Agreement with the Portfolio Trust terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities of the Portfolio Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio Trust also provides that neither SFG, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio Trust's Administrative Services Agreement.

     LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.

     Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and, respectively, LFBDS or SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's or the Portfolio Trust's organization, participation in the preparation of documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by Citibank and, respectively, LFBDS or SFG, not in excess of the amount paid to LFBDS or SFG for its respective services under the Administrative Services Agreements with the Trust and the Portfolio Trust. All such compensation is paid by LFBDS or SFG.

DISTRIBUTOR

     LFBDS serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with the Trust with respect to each class of shares of each Fund. Unless otherwise terminated, the Distribution Agreement remains in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     The Trust has adopted a Distribution Plan (each a "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to each class of shares of the Funds after concluding that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders. The Distribution Plan with respect to Class A shares provides that each Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.15% of each Fund's average daily net assets represented by the Class A shares. The Distribution Plan with respect to Class B shares provides that each Fund will pay the Distributor a distribution fee at annual rate not to exceed 0.75% (0.45% in the case of the Government Income Fund) of the average daily net assets represented by the Class B shares. The Distributor receives the distribution fees for its services under the Distribution Agreements in connection with the distribution of each Fund's shares of each class (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of Class A shares of each Fund). The Distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature, commissions to dealers who sell shares of the applicable class of the Fund and other distribution-related expenses.

     Each of the Funds is permitted to pay a service fee with respect to the Class B shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets represented by the Class B shares.

     Each Distribution Plan with respect to the Class A Shares also permits the Funds to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares.

     The Distribution Plans continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated with respect to any class of shares of any Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class of shares of the Fund. The Distribution Plan applicable to a class of shares of any Fund may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class of shares of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     As contemplated by the Distribution Plans, LFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. After the prospectuses and periodic reports of the Funds have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreements. For the fiscal years ended August 31, 1992 and August 31, 1993, for the four-month period ended December 31, 1993 and for the fiscal year ended December 31, 1994, the fees payable to the Distributor by the Government Income Fund under the Distribution Agreement were $58,066 (of which $52,025 was voluntarily waived), $30,553 (of which $28,974 was voluntarily waived), $13,840 (all of which was voluntarily waived) and $34,098 (all of which was voluntarily waived), no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the period June 25, 1993 (commencement of operations) to December 31, 1993 and for the fiscal year ended December 31, 1994, the fees payable to the Distributor from the Intermediate Income Fund under the Distribution Plan were $16,454 (all of which was voluntarily waived) and $26,617 (all of which was voluntarily waived), respectively.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

     The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Funds and their shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the total of the fees paid from a Fund to the Trust's
Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan for Class A shares are included in this expense limitation. This limitation with respect to the Class B shares of each Fund, does not include any amounts payable under the Distribution Plans for such shares. The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or as to each Fund by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Funds. The Administrative Services Plan with respect to each Fund may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT") and a Fund Accounting Agreement with Signature Financial Services, Inc. ("SFSI") pursuant to which custodial and fund accounting services, respectively, are provided for the Government Income Fund. The Trust has entered into a Custodian Agreement with State Street Bank and Trust Company pursuant to which custodial and fund accounting services are provided for the Intermediate Income Fund. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements. For the fiscal year ended August 31, 1993, aggregate fees payable to Shareholder Servicing Agents by the Government Income Fund under the Administrative Services Plan were $244,421 (of which $91,658 was voluntarily waived). For the four-month period ended December 31, 1993, aggregate fees payable to Shareholder Servicing Agents by the Government Income Fund under the Administrative Services Plan were $110,717 (of which $41,519 was voluntarily waived). For the fiscal year ended December 31, 1994, aggregate fees payable to Shareholder Servicing Agents by the Government Income Fund under the Administrative Services Plan were $272,783 (of which $102,294 was voluntarily waived). For the period from June 25, 1993 (commencement of operations) to December 31, 1993 and for the fiscal year ended December 31, 1994, aggregate fees payable to Shareholder Servicing Agents by the Intermediate Income Fund under the Administrative Services Plan were $131,629 (of which $51,581 was voluntarily waived) and $212,916 (of which $79,843 was voluntarily waived),respectively.

     The Portfolio Trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the Portfolio Trust may obtain the services of an administrator, a transfer agent and a custodian and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from the Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

     The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio Trust's Trustees and a majority of the Portfolio Trust's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio Trust provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio Trust and may not be materially amended in any case without a vote of the majority of both the Portfolio Trust's Trustees and the Portfolio Trust's Qualified Trustees.

     State Street acts as transfer agent and dividend disbursing agent for each Fund and as the custodian of Intermediate Income Fund's assets. The Portfolio Trust, on behalf of the Portfolio has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. The Portfolio Trust, on behalf of the Portfolio has entered into a Fund Accounting Agreement with SFSI pursuant to which SFSI provides fund accounting services for the Portfolio. Pursuant to a separate Transfer Agency and Service Agreement with the Portfolio Trust, SFSI provides transfer agency services to the Portfolio. See "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information.

     The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of IBT is One Lincoln Plaza, Boston, Massachusetts 02111. The principal business address of SFSI is 6 St. James Avenue, Boston, Massachusetts 02116.

AUDITORS

     Price Waterhouse LLP are the independent certified public accountants for the Government Income Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse are the chartered accountants for the Portfolio Trust. The address of Price Waterhouse is Suite 3000, 1 First Canadian Place, Toronto, Ontario M5X 1H7, Canada.

     Deloitte & Touche LLP are the independent certified public accountants for the Intermediate Income Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 125 Summer Street, Boston, Massachusetts 02110.

                            6. PORTFOLIO TRANSACTIONS

     The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in each Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. The turnover rate for the Government Income Fund is expected to be approximately 125% annually. The turnover rate for the Intermediate Income Fund is expected to be between 100% and 250% annually. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

     The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

     Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Funds, subject to any applicable laws, rules and regulations.

     The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for each Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

     For the fiscal years ended August 31, 1992 and August 31, 1993, for the four month period ended December 31, 1993 and for the four month period ended April 30, 1994, the Government Income Fund paid no brokerage commissions. For the period from May 1, 1994 to December 31, 1994, the Portfolio paid no brokerage commissions. For the period from June 25, 1993 (commencement of operation) to December 31, 1993 and for the fiscal year ended December 31, 1994, the Intermediate Income Fund paid no brokerage commissions.

             7. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. Currently, the Trust has four series of shares, each divided into two classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions--Investment Restrictions".) At any meeting of shareholders of any Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

     The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

      Share certificates will not be issued.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Government Income Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Government Income Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

     Each investor in the Portfolio, including the Government Income Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                        8. CERTAIN ADDITIONAL TAX MATTERS

     Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code no federal income or excise taxes generally will be required to be paid by the Fund, although foreign source income earned by the Fund may be subject to non-U.S. withholding taxes and, as described in the Prospectus, the Fund may be required to pay federal income taxes on certain distributions and realized capital gains from securities in "passive foreign investment companies." If any Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any federal income or excise taxes.

     Shareholders of a Fund will have to pay federal income taxes and any state or local income taxes on the dividends and capital gains distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because each Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations; however, a portion of the Intermediate Income Fund's ordinary income dividends may be eligible for this deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

     Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchanges or by reinvestment) of shares of the Fund or another Landmark Fund without payment of an additional sales charge.

     Any investments in zero coupon bonds and certain securities purchased at a market discount will cause the applicable Fund or Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust or Portfolio Trust may be required to liquidate securities of a Fund or Portfolio that it might otherwise have continued to hold. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", may result in a federal tax to the extent a Fund has tax exempt entities as shareholders. Each Fund's and the Portfolio's transactions in options, Futures Contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund or Portfolio income and distributions to holders of beneficial interests. For example, certain positions held by a Fund or the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund or the Portfolio that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund or Portfolio losses, adjustments in the holding periods of securities held by the Fund or the Portfolio and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. Each of the Funds and the Portfolio will limit its investment activities in options, Futures Contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

     Any investment in certain securities purchased at a market discount will cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Government Income Fund, the Portfolio Trust may be required to liquidate securities of the Portfolio that it might otherwise have continued to hold and thereby potentially cause the corresponding Fund to realize additional taxable gain or loss.

     Special tax considerations apply with respect to non-U.S. investments of the Funds. Use of non-U.S. currencies for non-hedging purposes may be limited in order to avoid a tax on the corresponding Fund. Investment by a Fund in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Fund. Investment income received by a Fund from non-U.S. securities may be subject to non-U.S. income taxes withheld at the source. The United States has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine the Funds' effective rate of non-U.S. tax in advance since the amount of the Funds' respective assets to be invested within various countries is not known.

     The Funds generally do not expect to be able to pass through to shareholders foreign tax credits with respect to any foreign taxes imposed on non-U.S. investments.

              9. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     Price Waterhouse LLP are the independent certified public accountants for the Government Income Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. Price Waterhouse are the chartered accountants for the Portfolio Trust. Deloitte & Touche LLP were the independent certified public accountants for the Government Income Fund through December 31, 1993 and are the independent certified public accountants for the Intermediate Income Fund. The selection of Price Waterhouse LLP for the Government Income Fund was based on management's decision with respect to certain areas of expertise and service capabilities. There was no disagreement between the Trust and Deloitte & Touche LLP with respect to the accounting and audit services provided by such firm.

     The audited financial statements of the Government Income Fund (Statement of Assets and Liabilities at December 31, 1994, Statement of Operations for the year ended December 31, 1994, Statement of Changes in Net Assets for the year ended December 31, 1994, for the four-month period ended December 31, 1993 and for the year ended August 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Government Income Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of Price Waterhouse LLP (for the fiscal year ended December 31, 1994) and Deloitte & Touche LLP (for periods prior to the fiscal year ended December 31, 1994), independent certified public accountants, on behalf of the Government Income Fund.

     The audited financial statements of the Portfolio (Portfolio of Investments at December 31, 1994, Statement of Assets and Liabilities at December 31, 1994, Statement of Operations for the period May 1, 1994 (commencement of operations) to December 31, 1994, Statement of Changes in Net Assets for the period May 1, 1994 (commencement of operations) to December 31, 1994, Financial Highlights for the period May 1, 1994 (commencement of operations) to December 31, 1994, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Government Income Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Price Waterhouse, chartered accountants, on behalf of the Portfolio.

     The audited financial statements of the Intermediate Income Fund (Portfolio of Investments at December 31, 1994, Statement of Assets and Liabilities at December 31, 1994, Statement of Operations for the year ended December 31, 1994, Statement of Changes in Net Assets for the year ended December 31, 1994 and for the period June 25, 1993 (commencement of operations) to December 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Intermediate Income Fund, are incorporated by reference into this Statement of Additional
Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, on behalf of the Intermediate Income Fund.

     Copies of the Annual Reports to Shareholders of each of the Funds accompany this Statement of Additional Information.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS*

     The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. Moody's Investors Service, Inc.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1 and Baa 1.


                         STANDARD & POOR'S RATINGS GROUP

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
666 Fifth Avenue, New York, NY 10150-5130
Call Your Account Officer or (212) 974-0900 or (800) 285-1701

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 736-8170 in New York City

LANDMARK U.S. GOVERNMENT INCOME FUND
LANDMARK INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS
Philip W. Coolidge
  President*
H.B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Donald B. Otis
E. Kirby Warren
William S. Woods, Jr.

SECRETARY AND TREASURER
Thomas M. Lenz*

*Affiliated Person of Administrator and Distributor
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INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN

(For U.S. Government Income Fund)
Investors Bank & Trust Company
One Lincoln Plaza, Boston, MA 02111

(For Intermediate Income Fund)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS

(For U.S. Government Income Fund)
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

(For Intermediate Income Fund)
Deloitte & Touche LLP
125 Summer Street, Boston, MA  02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110
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